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                                   SUPPLEMENT
                             DATED FEBRUARY 9, 2007
                                     TO THE
       CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS DATED MARCH 1, 2006
                     CLASS Y PROSPECTUS DATED MARCH 1, 2006
                       FOR THE HARTFORD MUTUAL FUNDS, INC.

         DISCLOSURE RELATING TO THE HARTFORD SELECT SMALLCAP GROWTH FUND

On February 7, 2007, the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company") approved a Plan of Liquidation for The Hartford Select SmallCap Growth Fund (the "Fund") pursuant to which the Fund will be liquidated (the "Liquidation") on or about March 30, 2007 (the "Liquidation Date"). The Board concluded that it is in the best interest of shareholders to liquidate the Fund after careful consideration of the Fund's small asset size, current expenses and historical performance, among other considerations.

SUSPENSION OF SALES. Effective as of the close of business on February 9, 2007, the Fund will no longer sell shares to new investors or existing shareholders (including purchases through automatic investment plans, if any). The Fund's management and 12b-1 expenses will be waived after February 9, 2007.

LIQUIDATION OF ASSETS. Beginning on or about February 28, 2007, the Fund will be converting all portfolio securities of the Fund to cash or cash equivalents. During this time, the Fund is not expected to pursue its investment objectives or policies.

In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the business day preceding the Liquidation Date.

OTHER ALTERNATIVES. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Shareholders may exchange their Fund shares for shares of the same class of any other Hartford Mutual Fund. Class A shareholders may exchange their Class A shares of the Fund for Class A shares of another Hartford Mutual Fund prior to the Liquidation Date, at net asset value without incurring an additional front-end sales charge. For Class B and Class C shares, the contingent deferred sales charge payable on redemption of shares will be waived if shareholders redeem their shares.

U.S. FEDERAL INCOME TAX MATTERS. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that a shareholder who receives an amount in liquidation of the Fund in excess of his tax basis will realize a capital gain, and a

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shareholder who receives an amount in liquidation of the Fund less than his tax basis will realize a capital loss.

QUALIFIED ACCOUNTS. Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date in Hartford Mutual Funds Record Kept Qualified Accounts ("Qualified Accounts") will be exchanged for shares of The Hartford Money Market Fund. (the "Hartford Money Market Fund") to avoid penalties that may be imposed on holders of Qualified Accounts under the Internal Revenue Code if Fund shares were redeemed in cash. Shareholders may obtain a copy of the Prospectus of the Hartford Money Market Fund by calling
(888)-843-7824.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.